UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
November 16, 2022
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2022, the Board of Directors of Northrop Grumman Corporation (the “Company”) elected Arvind Krishna to the Board of Directors effective November 16, 2022. Mr. Krishna has been Chairman and Chief Executive Officer of IBM since January 2021, and Chief Executive Officer and a member of the Board of Directors of IBM since April 2020. Previously, Mr. Krishna led the IBM Cloud and Cognitive Software business unit from 2017 to April 2020, and also served as the director of IBM’s Research division from 2015 to 2020.

The Board of Directors appointed Mr. Krishna to the Compensation Committee and the Policy Committee.

Mr. Krishna is entitled to receive an annual cash retainer of $140,000 per year. In addition, Mr. Krishna will receive an annual equity grant of $175,000 in deferred stock units to be paid at the conclusion of his board service, or earlier, as specified by Mr. Krishna. Mr. Krishna’s retainer fees and equity grant will be prorated for 2022.

On November 16, 2022, the Board of Directors also approved an increase in the size of the Board from thirteen members to fourteen members.

A copy of the Company’s press release announcing the election of Mr. Krishna is attached here to as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press Release ("Arvind Krishna Joins Northrop Grumman Board of Directors") dated November 16, 2022
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: November 17, 2022

Exhibit Index

Exhibit No.	Description
99.1	Press Release ("Arvind Krishna Joins Northrop Grumman Board of Directors") dated November 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)